[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON GLOBAL
INCOME FUND

Investment Objective: High Current Income

Lexington Funds
Providing Global SolutionsSM	[LOGO] LEXINGTONSM

Dear Shareholders:

            The Lexington Global Income Fund increased by 1.02%* during the fourth quarter and decreased by 0.31%* for the full year of 1999. According to Lipper, Inc. the average global income fund decreased by 0.02% for the fourth quarter and by 2.44% for the full year of 1999.

            Our investment strategy is to split our holdings into quadrants reflecting developed market and less developed market debt and then, between dollar-denominated and non-dollar bonds. We seek those securities within each of these sectors, which offer both high current yield and favorable total return potential. This approach reduces price volatility, while the high-income orientation results in a strong total return in most investment environments.

            Despite the probability of increases in short-term interest rates by both the Federal Reserve and the European Central Bank this year, the backup in longer term bond yields and associated price declines are likely to end soon. Meanwhile, on the currency front, we think the U.S. Dollar rally against the Euro has run its course. During 1999, the Dollar appreciated nearly 15% versus the Euro. Since the Fund has about 42% of its assets invested in European bonds, the Euro weakness trimmed our total return. Most economists think that the Euro now is undervalued. Also, the currency seems to be building some technical support. If the Euro begins to rally, its appreciation would add to the total return already being produced through current income.

            We will likely add to our Eastern European local currency bonds and domestic high yield mortgages during the coming year. The emerging economies of Eastern Europe stand to benefit from the business revival in Germany. This will help improve their fiscal and trade balances. Accordingly, the Eastern European currencies should perform well. New investments will be funded through the sale of domestic high yield corporate debt—an area where our performance has lagged—and Latin American dollar-denominated bonds. These latter securities were among the best performers in the fixed income market in 1999. However, their economies are heavily burdened by external debt. The global upswing in interest rates could present some debt servicing problems for those borrowers this year.

            We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ Denis P. Jamison Denis P. Jamison Portfolio Manager February, 2000	/s/ Robert M. DeMichele Robert M. DeMichele President February, 2000

            Comparison of change In value of a $10,000 investment In
                        Lexington Global Income Fund and
              the unmanaged Lehman Brothers Global Treasury Index

                                 [LINE GRAPH]

------------------------------------------------------------------
                       Lexington Global      Lehman Brothers
   Date                  Income Fund      Global Treasury Index
------------------------------------------------------------------
 12/31/89                  $10,000              $10,000
 12/31/90                  $10,662              $11,269
 12/31/91                  $11,731              $12,997
 12/31/92                  $12,495              $13,582
 12/31/93                  $13,857              $15,252
 12/31/94                  $12,954              $15,490
 12/31/95                  $15,557              $18,616
 12/31/96                  $17,631              $19,616
 12/31/97                  $18,512              $19,820
 12/31/98                  $20,032              $22,859
 12/31/99                  $19,969              $22,633
------------------------------------------------------------------

                     Average Annual Standard Total Returns
                         for the Period Ending 12/31/99

------------------------------------------------------------------
                       Lexington Global      Lehman Brothers
                         Income Fund      Global Treasury Index
------------------------------------------------------------------
  1 Yr                     -0.31%                -0.99%
  5 YR                      9.04%                 7.88%
 10 YR                      7.16%                 8.51%
------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Lehman
Brothers Global Treasury Index. Results for the Fund and the Lehman Brothers
Global Treasury Index include the reinvestment of all dividend and capital gain distributions. Prior to December 31, 1994, the Fund operated under a difference investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
-0.31%, 9.04% and 7.16% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Prior to December 31, 1994, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. Investing in emerging markets, rather than established markets, has special risks, including currency fluctuation and political instability. High yield bonds are lower quality bonds that are also known as “Junk Bonds.” Such bonds entail greater risks then those found in higher rated securities. There is no guarantee that the Fund can achieve its objective.

                         Lexington Global Income Fund
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Allocation

Government Obligations                                       55.2%
Corporate Bonds                                              38.6%
Cash & Cash Equivalents                                       6.2%

Top Country Holdings

United States                                                16.7%
Poland                                                       10.1%
Greece                                                       10.0%
Denmark                                                       9.0%
Dominican Republic                                            6.9%

Lexington Global Income Fund
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Principal Amount		Security	Value (Note 1)

		LONG-TERM DEBENTURES: 93.8%

		GOVERNMENT OBLIGATIONS: 55.2%
		Argentina: 3.5%
$ 1,200,000		Republic of Argentina, 9.75%, due 09/19/27	$ 1,092,000

		Brazil: 5.8%
2,426,420		Federative Republic of Brazil “C” Bond, 5.00%, due 04/15/14	1,831,947

		Dominican Republic: 2.5%
1,200,000		Central Bank of Dominican Republic, Floating Rate Note, 6.00%, due 08/30/24	792,000

		Ecuador: 2.2%
2,000,000		Republic of Ecuador, Floating Rate Note, 4.00%, due 02/28/25	690,000

		Greece: 10.0%
500,000,000	*	Hellenic Republic, 9.80%, due 03/21/00	1,518,782
310,000,000	*	Hellenic Republic, Floating Rate Note, 13.10%, due 10/23/03	972,307
200,000,000	*	Hellenic Republic, 8.80%, due 06/19/07	689,053

			3,180,142

		Hungary: 6.4%
300,000,000	*	Government of Hungary, 12.50%, due 09/24/02	1,229,902
200,000,000	*	Government of Hungary, 16.00%, due 11/24/00	811,644

			2,041,546

		Jordan: 0.9%
400,000		Republic of Jordan, Floating Rate Note, 5.50%, due 12/23/23	269,000

		Mexico: 2.5%
1,000,000		United Mexican States, 6.25%, due 12/31/19	792,500
1,000,000		United Mexican States (Rights)	—

			792,500

		Norway: 3.7%
10,000,000*		Norwegian Government Bond, 5.50%,due 05/15/09	1,186,985

		Philippines: 4.4%
50,000,000	*	Republic of the Philippines, 18.00%, due 11/26/08	1,402,839

Principal Amount		Security	Value (Note 1)

		GOVERNMENT OBLIGATIONS (continued):
		Poland: 10.1%
5,000,000	*	Euro Bank, 18.625%, due 05/22/00	$ 1,206,830
4,500,000	*	Government of Poland, 12.00%, due 06/12/01	1,044,203
4,000,000	*	Government of Poland, 12.00%, due 02/12/03	940,465

			3,191,498

		South Africa: 3.2%
5,100,000	*	Electricity Supply Commission (ESKOM), 11.00%, due 06/01/08	702,505
2,000,000	*	Republic of South Africa, 12.00%, due 02/28/05	310,625

			1,013,130

		TOTAL GOVERNMENT OBLIGATIONS (cost $18,902,976)	17,483,587

		CORPORATE BONDS: 38.6%
		Argentina: 2.7%
1,000,000		Compagnie De Radiocomunicaciones Moviles SA, 9.25%, due 05/08/08	855,000

		Canada: 1.2%
500,000	*	Rogers Communications, Inc., 10.50%, due 02/14/06	380,686

		Czech Republic: 1.1%
12,500,000	*	CEZ, A.S., 11.30%, due 06/06/05	348,072

		Denmark: 9.0%
3,412,000	*	Danske Kredit, 6.00%, due 10/01/29	427,997
4,756,000	*	Nykredit A/S, 6.00%, due 10/01/29	596,075
4,635,000	*	Realkredit Danmark A/S, 6.00%, due 10/01/29	581,097
9,870,000	*	Unikredit Realkredit, 6.00%, due 10/01/29	1,237,418

			2,842,587

		Dominican Republic: 4.4%
1,500,000		Tricom, S.A., 11.375%, due 09/01/04	1,402,500

Lexington Global Income Fund
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Principal Amount	Security	Value (Note 1)

	CORPORATE BONDS (continued):
	Mexico: 3.5%
$ 1,000,000	Cemex SA, 12.75%, due 07/15/06	$ 1,124,975

	United States: 16.7%
555,110	ABN-AMRO Mortgage Corporation, Series 1998-1, Class B4, 6.7079%, due 04/25/28 [1]	300,108
300,000	Archibald Candy Corporation, 10.25%, due 07/01/04	291,000
555,307	BA Mortgage Securities, Inc., Series 1997-2, Class B4, 7.25%, due 10/25/27 [1]	322,078
1,000,000	Beazer Homes USA, Inc., 9.00%, due 03/01/04	971,250
1,000,000	Chiquita Brands International Inc., 10.25%, due 11/01/06	730,000
950,000	Clark Materials Handling Company, Senior Note, Series D, 10.75%, due 11/15/06	318,250
175,896	DLJ Mortgage Acceptance Corporation, Series 1996-I, Class B4, 7.25%, due 9/25/11 [1,2]	130,384
916,008	Norwest Asset Securities Corporation, Series 1997-6, Class B4, 7.50%, due 5/25/27 [1,2]	561,342
440,568	PNC Mortgage Securities Corporation, Series 1999-1, Class 2B4, 6.25%, due 02/25/14 [1,2]	308,605
146,855	PNC Mortgage Securities Corporation, Series 1999-1, Class 2B5, 6.25%, due 02/25/14 [1,2]	88,435
146,858	PNC Mortgage Securities Corporation, Series 1999-1, Class 2B6, 6.25%, due 02/25/14 [1,2]	27,903
685,358	PNC Mortgage Securities Corporation, Series 1997-5, Class B5, 7.25%, due 10/25/27 [1,2]	405,325
686,599	PNC Mortgage Securities Corporation, Series 1998-2, Class VB5, 6.625%, due 03/25/28 [1,2]	351,775

Principal Amount	Security	Value (Note 1)

	CORPORATE BONDS (continued):
	United States (continued):
$ 1,482,449	PNC Mortgage Securities Corporation, Series 1998-11, Class 1B6, 6.50%, due 11/25/28 [1,2]	$ 266,841

286,189	Residential Asset Securitization Trust, Series 1997-A6, Class B4, 7.25%, due 9/25/12 [1,2]	204,358

		5,277,654

	TOTAL CORPORATE BONDS (cost $14,715,350)	12,231,474

	TOTAL LONG-TERM DEBENTURES	29,715,061

	SHORT-TERM INVESTMENT: 2.2%
	United States: 2.2%
700,000	U.S. Treasury Bills, 4.985%, due 02/03/00 (cost $696,837)	697,215

	TOTAL INVESTMENTS: 96.0%
	(cost $34,315,163†) (Note 1)	30,412,276

	Other assets in excess of liabilities: 4.0%	1,283,383

	TOTAL NET ASSETS: 100.0%
	(equivalent to $9.45 per share on 3,354,752 shares outstanding)	$ 31,695,659

*	Principal amount represents local currency.

[1]	Restricted Security (Note 7).

[2]	Illiquid Security (Note 8).

†	Aggregate cost for Federal income tax purposes is $34,315,293.

The Notes to Financial Statements are an integral part of this statement.
5

Lexington Global Income Fund
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $34,315,163) (Note 1)	$30,412,276

Cash	380,587

Receivable for shares sold	9,313

Dividends and interest receivable	1,145,805

Other receivables	10,755

Total Assets	31,958,736

Liabilities

Due to Lexington Management Corporation (Note 2)	26,959

Payable for shares redeemed	37,136

Distributions payable	40,635

Accrued expenses	54,978

Other liabilities	103,369

Total Liabilities	263,077

Net Assets (equivalent to $9.45 per share on 3,354,752 shares outstanding) (Note 4)	$31,695,659

Net Assets consist of:

Additional paid-in capital (Note 1)	$36,278,366

Distributions in excess of net investment income (Note 1)	(397,592)

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 9)	(309,435)

Unrealized depreciation of investments and foreign currency translation of other assets and liabilities	(3,875,680)

Total Net Assets	$31,695,659

Lexington Global Income Fund
Statement of Operations
Year ended December 31, 1999

Investment Income
Interest	$4,671,137
Less: foreign tax expense	195,329

Total investment income		$4,475,808

Expenses
Investment advisory fee (Note 2)	334,433
Custodian expenses	42,783
Transfer agent and shareholder servicing expenses (Note 2)	43,177
Distribution expenses (Note 3)	40,884
Professional fees	34,786
Printing and mailing expenses	32,348
Directors ’ fees and expenses	18,056
Accounting expenses (Note 2)	29,428
Registration fees	16,449
Computer processing fees	9,797
Other expenses	19,589

Total expenses		621,730

Net investment income		3,854,078

Realized and Unrealized Gain (Loss) on Investments (Note 5)
Net realized loss on:
Investments	(309,304)
Foreign currency transactions	(1,437,952)

Net realized loss		(1,747,256)
Net change in unrealized depreciation of:
Investments	(2,313,246)
Foreign currency translation of other assets and liabilities	15,437

Net change in unrealized depreciation		(2,297,809)

Net realized and unrealized loss		(4,045,065)

Decrease in Net Assets Resulting from Operations		$ (190,987)

The Notes to Financial Statements are an integral part of these statements. 1. Significant Accounting Policies (continued)
prices are not available, at prices for securities of comparable maturity, quality and type; however, when LMC deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation. Equity securities are valued at the last sale price on the exchange, as of the close of business on the day the securities are being valued. In the absence of any sales, securities are valued at the mean of the last available bid and asked prices. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Foreign Currency Transactions    Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain debt obligations in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under foreign forward currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1999.

            Federal Income Taxes    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions     Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.
Lexington Global Income Fund
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)
            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 1.00% of the Fund’s average daily net assets. In connection with providing investment advisory services, LMC entered into a sub-advisory contract with MFR Advisors, Inc. (“MFR ”) under which MFR provides the Fund with investment advisory services. Pursuant to the terms of the sub-advisory contract between LMC and MFR, LMC pays MFR a monthly sub-advisory fee at an annual rate of 0.35% of the Fund ’s average daily net assets in excess of $15 million. The sub-advisory contract between LMC and MFR was terminated on May 3, 1999. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund’s average daily net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $60,617, which are incurred by the Fund, but paid by LMC.

3. Distribution Plan
The Fund has adopted a Distribution Plan (the “Plan”) which allows payments to finance activities associated with the distribution of the Fund ’s shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (“LFD”), the Fund’s distributor, in amounts not exceeding 0.25% per annum of the Fund’s average daily net assets. Total distribution expenses for the year ended December 31, 1999, were $40,884 and are set forth in the statement of operations.

4. Capital Stock
Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	988,458	$9,855,762	2,249,211	$24,156,657
Shares issued on reinvestment of dividends	271,656	2,637,633	290,497	3,013,322

	1,260,114	12,493,395	2,539,708	27,169,979
Shares redeemed	(1,417,988)	(14,123,581)	(1,263,118)	(13,368,656)

Net increase (decrease)	(157,874)	$(1,630,186)	1,276,590	$13,801,323

5. Investment Transactions
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $7,810,448 and $8,321,580, respectively.
Lexington Global Income Fund
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

5. Investment Transactions (continued)
At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $313,644 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $3,637,215.

6. Investment and Concentration Risks
The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. Restricted Securities
The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

Security	Acquisition Date	Principal Amount	Market Value	Percent of Net Assets
ABN-AMRO Mortgage Corporation, Series 1998-1, Class B4, 6.7079%, due 04/25/28	03/05/98	$ 555,110	$ 300,108	0.95%
BA Mortgage Securities, Inc., Series 1997-2, Class B4, 7.25%, due 10/25/27	12/17/97	555,307	322,078	1.01
DLJ Mortgage Acceptance Corporation, Series 1996-I, Class B4, 7.25%, due 09/25/11	10/25/96	175,896	130,384	0.41
Norwest Asset Securities Corporation, Series 1997-6, Class B4, 7.50%, due 05/25/27	03/21/97	916,008	561,342	1.77
PNC Mortgage Securities Corporation, Series 1997-5, Class B5, 7.25%, due 10/25/27	09/11/97	685,358	405,325	1.28
PNC Mortgage Securities Corporation, Series 1998-2, Class VB5, 6.625%, due 03/25/28	03/30/98	686,599	351,775	1.11
PNC Mortgage Securities Corporation, Series 1998-11, Class 1B6, 6.50%, due 11/25/28	10/23/98	1,482,449	266,841	0.84
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B4, 6.25%, due 02/25/14	03/26/99	440,568	308,605	0.97
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B5, 6.25%, due 02/25/14	03/26/99	146,855	88,435	0.28
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B6, 6.25%, due 02/25/14	03/26/99	146,858	27,903	0.09
Residential Asset Securitization Trust, Series 1997-A6, Class B4, 7.25%, due 09/25/12	07/31/97	286,186	204,358	0.65

			$2,967,154	9.36%

Lexington Global Income Fund
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

8. Illiquid Securities
Pursuant to guidelines adopted by the Fund’s Board of Directors, the following securities are deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund’s net assets, at market value.

Security	Acquisition Date	Principal Amount	Market Value	Percent of Net Assets
DLJ Mortgage Acceptance Corporation, Series 1996-I, Class B4, 7.50%, due 09/25/11	10/25/96	$ 175,896	$ 130,384	0.41%
Norwest Asset Securities Corporation, Series 1997-6, Class B4, 7.50%, due 05/25/27	03/21/97	916,008	561,342	1.77
PNC Mortgage Securities Corporation, Series 1997-5, Class B5, 7.25%, due 10/25/27	09/11/97	685,358	405,325	1.28
PNC Mortgage Securities Corporation, Series 1998-2, Class VB5, 6.625%, due 03/25/28	03/30/98	686,599	351,775	1.11
PNC Mortgage Securities Corporation, Series 1998-11, Class 1B6, 6.50%, due 11/25/28	10/23/98	1,482,449	266,841	0.84
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B4, 6.25%, due 02/25/14	03/26/99	440,568	308,605	0.97
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B5, 6.25%, due 02/25/14	03/26/99	146,855	88,435	0.28
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B6, 6.25%, due 02/25/14	03/26/99	146,858	27,903	0.09
Residential Asset Securitization Trust, Series 1997-6, Class B4, 7.25%, due 09/25/12	07/31/97	286,189	204,358	0.65

			$ 2,344,968	7.40%

9. Federal Income Taxes—Capital Loss Carryforwards
Capital loss carryforwards available for Federal income tax purposes as of December 31, 1999 are $309,304 expiring in 2007.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

10. Tax Information (unaudited)
The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1999:

Net foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $1.0576 per share (representing a total of $3,518,852). The total amount of “qualifying ” taxes paid by the Fund to such countries was $0.0576 per share (representing a total of $191,547).

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	0.82%

The Fund designates 162,985, whether taken in shares or cash, as 20% long-term capital gains distributions.

Lexington Global Income Fund
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$10.36	$10.58	$11.22	$10.75	$ 9.80

Income (loss) from investment operations:
Net investment income	1.16	0.90	1.04	1.01	0.96
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.20)	(0.07)	(0.50)	0.36	0.95

Total income (loss) from investment operations	(0.04)	0.83	0.54	1.37	1.91

Less distributions:
Dividends from net investment income	(0.82)	(0.87)	(0.91)	(0.86)	(0.96)
Distributions from net realized gains	(0.05)	(0.18)	(0.27)	(0.04)	—

Total distributions	(0.87)	(1.05)	(1.18)	(0.90)	(0.96)

Net asset value, end of period	$ 9.45	$10.36	$10.58	$11.22	$10.75

Total return	(0.31)%	8.21%	5.00%	13.33%	20.10%

Ratio to average net assets:
Expenses, before reimbursement	1.86%	1.89%	2.17%	2.33%	3.07%
Expenses, net of reimbursement	1.86%	1.50%	1.50%	1.50%	2.75%
Net investment income, before reimbursement	11.52%	10.99%	8.99%	9.49%	9.48%
Net investment income	11.52%	11.38%	9.66%	10.32%	9.80%
Portfolio turnover rate	24.56%	45.26%	117.94%	71.83%	164.72%
Net assets, end of period (000 ’s omitted)	$31,696	$36,407	$23,668	$29,110	$12,255
Independent Auditors’ Report

The Board of Trustees and Shareholders
Lexington Global Income Fund:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Global Income Fund (formerly the Lexington Ramirez Global Income Fund) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Global Income Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

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LEXINGTON GLOBAL INCOME FUND

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for
services of any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Global Income Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX275-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp